                                                                    EXHIBIT 32.2

                                  CERTIFICATION

      PURSUANT TO SECTION 13A-14(B) OF THE SECURITIES EXCHANGE ACT OF 1934
                           AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Sparta Commercial Services, Inc. (the
"Company") on Form 10-QSB for the quarterly period ended July 31, 2004, as filed with the Securities and Exchange  Commission on the date therein  specified (the
"Report"), the undersigned Daniel J. Lanjewar, as Chief Financial Officer of the
Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel J. Lanjewar
---------------------------
Daniel J. Lanjewar
Principal Financial Officer
Date:  September 14, 2004